CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Fund Allocator Series of our report dated February 15, 2018, relating to the financial statements and financial highlights, which appears in Franklin Conservative Allocation Fund, Franklin Moderate Allocation Fund, and Franklin Growth Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2017.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PRICEWATERHOUSECOPPER LLC

San Francisco, California

April 23, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Fund Allocator Series of our report dated February 15, 2018, relating to the financial statements and financial highlights, which appears in Franklin Corefolio Allocation Fund and Franklin Founding Funds Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2017.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PRICEWATERHOUSECOPPER LLC

San Francisco, California

April 23, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Fund Allocator Series of our report dated February 15, 2018, relating to the financial statements and financial highlights, which appears in Franklin LifeSmart Retirement Income Fund, Franklin LifeSmart 2020 Retirement Target Fund, Franklin LifeSmart 2025 Retirement Target Fund, Franklin LifeSmart 2030 Retirement Target Fund, Franklin LifeSmart 2035 Retirement Target Fund, Franklin LifeSmart 2040 Retirement Target Fund, Franklin LifeSmart 2045 Retirement Target Fund, Franklin LifeSmart 2050 Retirement Target Fund, and Franklin LifeSmart 2055 Retirement Target Fund’s Annual Report on Form N-CSR for the year ended December 31, 2017.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PRICEWATERHOUSECOPPER LLC

San Francisco, California

April 23, 2018